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Transocean Ltd.

Presentation to Proxy Governance Advisors

April 2013

Legal Disclaimer

Transocean

The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations, the proposed dividend, the company's capital allocation strategy, value-creating objectives, sustainability of potential future distributions and contingencies. These statements are based on currently available competitive, financial, and economic data along with our current operating plans and involve risks and uncertainties including, but not limited to, shareholder approval, market conditions, the company's results of operations, the effect and results of litigation, assessments and contingencies, and other factors, including those discussed in the company's most recent Form 10-K for the year ended December 31, 2012 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company's web site at www.deepwater.com. Permission to use quoted material was neither sought nor obtained.

This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and it does not constitute an offering prospectus within the meaning of article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Investors must rely on their own evaluation of Transocean Ltd. and its securities, including the merits and risks involved. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean Ltd.

Review of Contents

I. **Transocean: Delivering Value to Shareholders**
- Global leader in offshore drilling
- Positioned for future success through strategy to strengthen deepwater and ultra-deepwater fleet
- History of distributing excess capital to shareholders

II. **Key Strategic and Operational Imperatives Drive Performance**
- Continued operational improvement with future margin expansion opportunities
- Continuing asset strategy to upgrade fleet and position business for future success
- Successfully navigated through a period of tremendous uncertainty

III. **Balanced Capital Allocation To Maximize Long-Term Shareholder Returns**
- Our key pillars to maximizing shareholder value
- Financial flexibility is a key competitive advantage and drives long-term shareholder returns
- Proposed dividend is highly attractive and in excess of peer averages on an implied yield and payout basis

IV. **Independent and Experienced Board**
- Balance of experienced insights and fresh perspectives
- High level of Board engagement

V. **Icahn's Misguided Agenda**
- Focused on potential short-term gains at expense of long-term value creation
- Icahn nominees are closely tied to Icahn and are hand-picked to pursue his misguided agenda

VI. **Appendix**



I. Transocean: Delivering Value to Shareholders

Transocean At a Glance

Transocean

Global Leader in Offshore Drilling

- **Leader in offshore contract drilling services:**
  - Significant presence in deepwater and harsh environment drilling
  - Technical leader in the expansion of ultra-deepwater drilling
    - Achieved numerous water-depth drilling records over the years
- **World's most capable and best positioned fleet**
  - Believe we have the most capable fleet of high-specification rigs
  - Technological advancements led by engineering and operations expertise of our people
  - Operates in most major markets worldwide
  - Significant relationships across the customer spectrum
- **Well positioned to capture global opportunities in an improving market**
  - Leading position in ultra-deepwater market segment
  - Size and technical capabilities create reinvestment opportunities
  - Large backlog provides long-term visibility

Strategy to Lead



Our People
Customer Relationships
Global Reach
Technical Expertise

World's Most Capable and Best Positioned Fleet



High-Spec Jackups 13%
Ultra-Deepwater 38%
Midwater 31%
Deepwater 18%
56%
Total Fleet: 91 Rigs*

Note
*Includes 8 rigs under construction as of April 18, 2013 Fleet Status Report

High-Spec Driller with Global Footprint and Diversified Customer Base

Transocean


North Atlantic
20 Units
• 16 Semis
• 4 Jackups
Asia Pacific
9 Units
• 1 Drillship
• 6 Semis
• 2 Jackups
Africa / Middle East / India
24 Units
• 13 Semis
• 7 Drillships
• 4 Jackups
Americas
27 Units
Canada
• 2 Semis
Gulf of Mexico
• 5 Semis
• 10 Drillships
South America
• 7 Semis
• 3 Drillships
Newbuilds
8 Units
• 6 Drillships
• 2 Jackups
Australia
3 Units
• 2 Semis
• 1 Drillship

- **Transocean's global footprint ensures…**
  - …presence in every major market
  - …access to and the ability to better serve a vast array of customers
  - …lower dependency on specific regions

Revenue by Customer

FY 2012 Revenue: $9.2 billion


Independent
23%
42%
Integrated
National Oil Companies
35%

- **Diverse customer base…**
  - …with access to Integrated and National Oil Companies leading to higher exposure to longer term contracts
  - …reduces customer concentration risk

Transocean's portfolio and diversified customer base provide an ideal platform for continued industry leadership

History of Strategic and Transformational Actions

Transocean

Schlumberger spins off Sedco Forex, which is merged with Transocean

Transocean acquires R&B Falcon

TODCO spin-off

Merger with GlobalSantaFe, combining the two deepwater drilling leaders; Transaction included $15 billion cash dividend to shareholders

Acquisition of Aker Drilling; Added two harsh environment floaters and two ultra-deepwater rigs under construction

$3 billion investment in 4 ultra-deepwater assets in a record setting contract with Shell

Sale of 38 low-specification rigs to Shelf Drilling

1999 2001 2004 2005 2006 2007 2008 2010 2011 2012 2013

Transocean Discoverer Enterprise: first ultra-deepwater dual-activity drillship

Tax inversion

$400 million of share repurchases

$2.6 billion of share repurchases

Largest convertible bond offering

$400 million of share repurchases

Re-domestication to Switzerland

Dividend initiation

$240 million of share repurchases

Macondo incident

Dividend suspended in light of Macondo liabilities

Partial resolution of Macondo liabilities

Board proposal for reinstatement of dividend

Strategic / Transformational Action — Other Key Event — Capital Returns to Shareholders

Transocean and its Board have been active in establishing and executing strategic and transformational action plans

Our Asset Classes

Transocean

Ultra-Deepwater ("UDW")*



Deepwater Champion

- Capable of drilling in water depths of 7,500 feet or greater
- Significant market demand due to level of new field volume discoveries
- Higher utilization and longer term contracts than other asset classes

Other High-Specification Floaters**



Polar Pioneer

- Other semisubmersible rigs and drillships capable of drilling in water depths between 4,500 and 7,500 feet or in harsh environment
- Strong market demand due to level of new field volume discoveries

Midwater



Sedco 704

- Comprised of non-high-specification semisubmersibles that have a water depth capacity of less than 4,500 feet
- Strong presence in the UK and Norway sectors of the North Sea

High-Specification Jackups



GSF Constellation II

- High-specification jackups have greater operational capabilities and deeper drilling depth capacity than standard jackups
- High utilization and improving dayrates in the medium term

Transocean continues to increase its exposure to high-specification assets

Note

* Youngest class of assets with average age of 10 years

** Includes deepwater ("DW") and harsh environment floaters

Transocean Positioned for UDW Market Demand

- Robust deepwater exploration performance in 2012 provides strong pipeline for future demand
  - 28% of volume discovered in conventional deepwater (1,300 – 5,000 feet)*
  - 49% of volume discovered in ultra-deepwater (>5,000 feet)*
- Ultra-deepwater rig market remains tight
  - Believe Transocean has the world's most capable fleet of ultra-deepwater rigs
- Inquiries from customers beginning to shift from generic to specific
  - Transocean has a highly capable fleet of high-specification rigs
  - We have the ability to offer various high-specification solutions
  - We have customer confidence and vast experience to deploy our assets to new frontiers
- Transocean's disciplined, high-return investment strategy will be primarily focused on UDW market

New Field Resources Discovered in 2012
(by Water Depth)



Volume Discovered (billion boe)
# of Discoveries
18
16
14
12
10
8
6
4
2
-
180
160
140
120
100
80
60
40
20
-
Onshore
<1,300 Feet
1,300-5,000 Feet
>5,000 Feet
Liquids
Gas
Number of discoveries

Source: Wood Mackenzie

Contract Status and Expected Demand 2005 – 2015
Ultra-Deepwater Drilling Units (>7,500 feet) – Worldwide



180
160
140
120
100
80
60
40
20
-
2012
2013
2014
2015
Existing Contracts
Options
Requirements
Possibles
Supply

Source: Fearnley Offshore

Note
* Represents deepwater and ultra-deepwater as classified by Wood Mackenzie

Transformation Towards Global Leader in Offshore Drilling

2006 vs. Now

Transocean

	2006	Now
Rigs*	81	91
% High-Spec	46	73
% of UDW	20	38
Contract Backlog	$20.2 billion	$28.5 billion
Revenue	$3.9 billion	$9.2 billion

- Transocean has improved its fleet mix through newbuilds and M&A to focus on its core, strategic asset portfolio
  1. **2007 GSF Merger**
     - Combination of leading deepwater portfolios establishes high-specification leadership
  2. **2011 Aker Drilling Acquisition**
     - Contributed 2 harsh environment semisubmersibles and 2 ultra-deepwater drillships under construction
  3. **2012 Shelf Drilling Transaction**
     - Sale of 38 low-specification jackups
  4. **2011 – YTD 2013 Single Asset Transactions**
     - Divested 18 additional non-core assets
  5. **Newbuilds**
     - Post GSF merger, 12 newbuilds delivered representing more than $7.4 billion in total investment value

Continued portfolio transformation towards increased exposure to high-spec assets

Source: Company Website, Company Filings, Capital IQ, Factiva, Fleet Status Reports

Note

* Includes rigs under construction; Excludes rigs held for sale, barges, mobile offshore production units and coring drillships

Successful Transformation Through M&A

Key Transactions Since 2007

Transocean

#	Transaction	Rationale	Operational Impact
1	GSF Merger (2007)	• Exposure to accelerating dayrate environment across asset classes and growing deepwater market • Combined ~$32 billion in backlog enabling unrivalled platform for investment • Additional growth opportunities through broader asset base, services and clients • Providing $15 billion return of capital following investor desire for return of capital and more optimal capital structure	• Acquired 17 high-specification assets • Enhanced backlog by ~$9 billion • Strengthened presence in North Sea, Middle East, Asia, West Africa, and U.S. GoM
2	Aker Acquisition (2011)	• Added two high-specification harsh environment semis and two UDW drillships under construction • Strengthened position in Norway, one of the key harsh environment markets • Provided growth and upside potential • Immediate $1 billion backlog increase ($2 billion contribution to current backlog for the four rigs)	• High revenue efficiency (95%+) of harsh environment semis • Contracted UDW drillships at attractive dayrates (up to $600kpd) • Based on current outlook, expected return on capital to exceed cost of capital (10%)
3	Shelf Drilling Divestiture (2012)	• Re-initiated fleet portfolio optimization after the hiatus caused by Macondo and global financial crisis • Increased focus on high-specification, younger assets • Improved long-term competitiveness in an attractive deepwater and high-specification drilling environment	• Enhanced high-specification asset composition to 71% from 47% • Proceeds used to delever and improve financial flexibility

Positioned for Future Success

Transocean

- Favorably positioned to take advantage of positive industry outlook
  - Believe we have world's most capable fleet of high-specification floaters
  - Operates in most major markets worldwide
  - Significant relationships across the customer spectrum
  - Leading position in ultra-deepwater market segment
  - Size and technical capabilities create reinvestment opportunities
- However, to continue to position Transocean for future success, investments are required to ensure long-term competitiveness
  - Fleet renewal in accordance with our approach of disciplined, high-return investments



A Company Built to Last
# of Rigs
100
80
60
40
20
-
91 (1)
77 (2)
77 (2)
51 (3)
44
8
29
16
28
10
11
9
9
5
43
7
12
11
5
42
17
16
2
16
6
8
5
18
7
RIG
NE
ESV
SDRL
DO
Jackups
Midwater
Deepwater
Ultra-Deepwater
Rigs Under Construction

Source: Fleet Status Reports

Note
Refer to the end of the presentation for detailed notes

Significant Capital Returned to Shareholders Since 2005

Transocean

Other Return of Capital ~$19 billion*

Cumulative Dividends 2011 – 2012 ~$1 billion

2013 $0.8 billion

2005 - 2007
- Transocean and GlobalSantaFe merge to become what we believe is the world's most capable offshore driller

2010
- **Announced initiation of dividend of $1 billion**
- Macondo incident occurs

2011
- Acquisition of four high-specification rigs (Aker Drilling)
- Transocean's performance reflects deteriorating industry operating conditions in 2H 2011, along with significant weakening of credit markets (e.g., U.S. downgrade, Euro crisis, etc.)

2012
- **Dividend suspended in light of Macondo liabilities and need to maintain financial flexibility to invest in fleet for long-term competitiveness and future returns of capital**

2013
- Significant reduction in some Macondo uncertainties
- **Proposed reinstatement of dividend of $800 million ($2.24/share)**

Consistent with historical capital distribution practices, the Board is focused on increasing returns to its shareholders

Note
*Includes $5 billion distributed to GlobalSantaFe shareholders and share repurchases during that period

Reinstated Attractive Dividend

Transocean

- Operational and litigation successes permit reinstatement of dividend
  - Proposed dividend of $2.24 per share, or approximately $800 million
- Robust but responsible dividend with goal of maximizing long-term value creation and, importantly, establishes a basis that is sustainable and supports future dividend increases
  - In the future, increases in annual distributions may be appropriate once litigation uncertainties are further resolved
  - Represents one of the industry's largest payout ratios and implied yields
  - Consistent with history of returning cash to shareholders
  - Including currently proposed dividend, since 2000 Transocean will have returned approximately $21 billion* in cash to shareholders through distributions and share repurchases

Disciplined strategy that balances return of capital with financial flexibility required to maintain long-term competitiveness and ability to deliver future increases in return of capital

Note
*Includes $5 billion distributed to GlobalSantaFe shareholders

Strong Leadership

Transocean

Management

	**Steven L. Newman** **President and CEO**	• Long-time company leader, managed through Macondo • Unique perspective on industry and competitive matters • **22 years of oil and gas / offshore drilling experience**
	**Esa Ikäheimonen** **CFO and Executive Vice President**	• Extensive professional experience in the finance area of the oilfield services industry • Significant financial acumen and experience • **23 years of oil and gas / offshore drilling experience**
	**John B. Stobart** **COO and Executive Vice President**	• Extensive engineering and drilling experience • **35 years of oil and gas / offshore drilling experience**
	**Ihab Toma** **Chief of Staff and Executive Vice President**	• Extensive senior executive experience in supply chain, information technology, marketing and planning • **25+ years of oil and gas / offshore drilling experience**

Significant oil & gas experience across all functions with ideal mix of Transocean experience and fresh perspectives provided by newer executives

Fresh Perspectives Added To An Experienced and Knowledgeable Board

Transocean

Board of Directors

Director	Experience
Glyn Barker **Former Vice Chairman - UK PricewaterhouseCoopers**	• Significant financial acumen and experience • 30 years of finance experience
Jagjeet S. Bindra **Retired President - Chevron Global Manufacturing**	• Significant knowledge of engineering and strategic planning • 35 years of international experience in all segments of the energy industry
Thomas W. Cason **Former Senior Vice President and Chief Financial Officer - Baker Hughes Incorporated**	• Extensive professional experience in the finance area of the oilfield services industry • Significant financial acumen and experience • 14 years of oil and gas / offshore drilling experience
Vanessa C.L. Chang **Director - EL & EL Investments**	• Significant financial acumen and experience • 38 years of finance experience
Chad Deaton **Executive Chairman - Baker Hughes**	• Significant technical knowledge and experience • 27 years of oil and gas / offshore drilling experience
Tan Ek Kia **Retired Vice President, Ventures and Developments, Asia Pacific and Middle East Region - Shell Chemicals**	• Significant technical knowledge and experience • Provides substantial international perspective and experience • 30+ years of oil and gas / offshore drilling experience
Steve Lucas **Retired Group Finance Director - National Grid**	• Extensive professional experience in the finance area of the energy industry • Provides substantial international perspective and experience

Director	Experience
Martin B. McNamara **Former Partner - Gibson, Dunn & Crutcher, LLP**	• Extensive management experience with energy companies and experience as a lawyer representing energy clients • 25+ years of oil and gas / offshore drilling experience
Edward R. Muller **Former Chairman and Chief Executive Officer - GenOn Energy, Inc.**	• Varied energy industry experience from both corporate and board roles • Significant financial acumen and experience
Steven L. Newman **President and CEO - Transocean Ltd.**	• Long-time company leader, managed through Macondo • Unique perspective in industry and competitive matters • 22 years of oil and gas / offshore drilling experience
Robert M. Sprague **Former Executive - Royal Dutch/Shell**	• Significant technical knowledge and experience as a customer • Provides substantial international perspective and experience • 36 years of oil and gas / offshore drilling experience
Ian C. Strachan **Former Chairman – Instinet Group**	• Extensive senior leadership experience, including experience in a major strategic restructuring • 33 years of oil and gas / offshore drilling experience
J. Michael Talbert **Chairman of the Board - Transocean**	• Deep knowledge of the industry, customers and Transocean • Extensive senior executive experience in the energy sector • 32 years of oil and gas / offshore drilling experience
Frederico F. Curado **President and CEO – Embraer**	• Significant senior management experience operating an international corporation • In-depth knowledge of Brazil, an important operating region for the company

Directors Added to Board in Last Two Years

New Director up for Election

Board Continues to Lead

Transocean

Transocean's Board of Directors provides strategic guidance and leadership

- Encouraged the company's focus on technological innovation and training, resulting in and sustaining Transocean's industry leadership position
- Advised management's decisions through various industry cycles
- Actively implemented a high-specification-focused asset strategy, repositioning the company to compete for the long term
- Guided management through an extraordinary crisis following the Macondo incident
- Fully engaged in the development and implementation of successful operational imperatives
- Strategy to regularly infuse fresh perspectives into an already experienced Board; six of the 13 directors have been added to the Board in the last two years. All but one director (CEO) is independent

Icahn's Misguided Agenda

Transocean

We firmly believe:

- Icahn has failed to invest the appropriate time and analysis necessary to understand Transocean's business and industry
- Icahn has focused on potential short-term gains at the expense of the company's future and that of stakeholders
- Icahn has nominated Board nominees who are closely tied to him and who lack relevant industry and financial experience
- Distributing additional capital, above the $800 million Board proposal, in the context of current uncertainties would be detrimental to long-term shareholder value
  - In the future, increases in the proposed $2.24 per share distribution may be appropriate once litigation uncertainties diminish

Transocean's Board is focused on a balanced capital allocation strategy and it does not intend to take steps that will threaten the company's financial flexibility, long-term competitiveness and ability to deliver future increases in return of capital



II. Key Strategic and Operational Imperatives To Drive Improved Future Performance

Strategic Objectives

Transocean

- **Capitalize on industry expansion through well-positioned rig portfolio**
- **Continue to improve operational performance**
  - Revenue efficiency – we believe historic levels ~95% are achievable and sustainable
    - Technical improvements
    - Contractual enhancements
  - Reduce out-of-service time
    - Planning, executing to plan, collaboration with vendors
  - Reduce costs
    - Initiatives focused on shorebased costs and rig operating costs
- **Continue to execute asset strategy**
  - Grow leadership position in high-capability assets – floaters and jackups
  - All options evaluated – build, acquire and/or divest
- **Further reduction of litigation exposures**

Backlog Provides Foundation For Growth

Transocean



Transocean's Contract Backlog
($ billion)
12.0
10.0
8.0
6.0
4.0
2.0
-
6.4
3.6
1.0
1.5
0.4
7.1
3.8
0.8
2.0
0.5
3.8
2.1
0.4
1.0
0.3
11.1
10.5
0.2
0.1
0.3
2013
2014
2015
2016 – 2027
High-Specification Jackups
Midwater
Deepwater
Ultra-Deepwater

Total Backlog from Continuing Operations – $28.5 billion (4)

Note
Refer to the end of the presentation for detailed notes

Continued Operational Improvement

- Focus on execution and operations have led to:
  - Increased revenue efficiency and utilization
  - Captured $16.8 billion in contract backlog
  - Cash flow from operations up ~50% to $2.7 billion from 2011

Transocean is Delivering On Its Promise of Operational Improvement



Revenue Efficiency
(%)
96%
94%
92%
90%
88%
86%
89%
89%
92%
89%
92%
90%
93%
95%
95%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12



Utilization
(%)
80%
75%
70%
65%
60%
55%
50%
58%
55%
55%
58%
61%
61%
66%
73%
79%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

- Technical improvements
- Improved contract terms
- Historic levels believed achievable and sustainable; progress will be gradual, non-linear

- Emphasis on planning, execution, collaboration with vendors
- "Unit exchange" versus "inspect and repair"

Transocean successfully navigated through a period of tremendous uncertainty and the company is prepared for future growth

Source: Company Filings

Margin Expansion Initiatives

Transocean

- Margin expansion initiatives separated into two key areas
  - Shorebased costs – organizational efficiency
  - Rig operating costs – execution efficiency
- Initiative currently focuses primarily on organizational efficiency
  - Emphasis on delivering the most efficient and appropriate support to operations
  - Streamline support functions, e.g., finance, human resources, supply chain
  - Cost reduction initiatives have executive sponsorship
- Organizational changes should begin to take effect in late 2013; permanent reductions expected 2014 and beyond
  - Any 2013 cost reduction benefits likely offset by severance and restructuring costs
- Margin expansion initiatives related to offshore operations underway
- We will provide periodic updates on savings expectations, progress and timetables

Improved Cash Flow Generation

- Operating cash flow started to deteriorate in 2010 as fleet utilization declined following the Macondo incident due to idling of rigs, significantly higher out-of-service days for maintenance, recertification and repair projects, and deteriorating revenue efficiency of operating rigs
- Significant improvement in revenue efficiency and utilization throughout 2012 reflected accordingly in recent operating cash flow profile
- Improvements in the cost structure expected to further enhance cash flow conversion

Cash Conversion Continues to Improve



Operating Cash Flow
($ million)
1,400
1,200
1,000
800
600
400
200
-
1,172
1,269
709
796
390
340
492
603
540
459
786
923
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

Source: Company Filings

Asset Strategy

Transocean

- Grow our leadership position in high-specification assets
  - Build, acquire, divest and / or spin-off
- Core, strategic asset portfolio
  - Ultra-deepwater
  - Harsh environment
  - High-specification jackups
  - High-quality floaters





Asset Strategy – Fleet Expansion

Transocean

Fleet expansion

- Four dynamically-positioned ultra-deepwater drillships
- 10-year contracts ($7.6 billion of long-dated backlog) with Shell
- ~$3.0 billion investment with attractive terms
- Net cash flow generated over the contracts of ~$4.2 billion, a simple payback of 140%
- Expect to return well in excess of our cost of capital over the 35-year life of the assets
- Ships have advanced capabilities: Dual activity, industry-leading hoisting capacity
- Second blow-out preventer system
- 12,000 ft water depth, 40,000 ft drilling depth
- Outfitted to accommodate a future upgrade to a 20,000 psi BOP

High Grading Asset Portfolio

Transocean

Recent Transactions Consistently Focused on High-Grade Transformation…



% of Rigs
% UDW
100%
75%
50%
25%
-
44%
36%
28%
20%
12%
43%
57%
47%
53%
71%
29%
73%
27%
2010
2011
Post Aker
2012
Post Shelf
Drilling
2012
Including Shell
Newbuilds
# of Rigs *
139
139
87
91
% High-Spec Assets *
% Other *
% UDW **

…While Providing Significant Backlog



Contracted Revenue Backlog ($ billions)
35
30
25
20
15
10
5
0
25
22
1
21
29
8
2
19
2010
2011
2013
Aker Rigs
Shell Newbuilds

Note
* Includes rigs under construction; Excludes rigs held for sale, barges, mobile offshore production units and coring drillships
** Includes rigs with water depth capacity of 7,500 feet or higher, in service or under construction

Asset Strategy – Divestitures

Transocean

- Sold 38 low-specification rig package to Shelf Drilling
  - Buyer group has deep industry experience
  - Transocean will provide support to facilitate a successful transition
  - A significant step forward in execution of asset strategy
- Divested 18 additional non-core rigs in single-asset transactions (2011 – YTD 2013)
- Renewed emphasis on high-specification assets – both floaters and jackups
- Provides opportunities for efficiency improvement
- Focus improves Transocean's long-term competitiveness

Accelerating Portfolio Transformation

Transocean



Transocean's Portfolio Transformation
# of Rigs
150
120
90
60
30
-
131
5
29
16
28
53
91
8
29
16
28
10
Key Events:
• Sale of 38 low-specification rigs to Shelf
• 4 newbuild contracts with Shell
2012 - Pre-Sale to Shelf Drilling
2013
Jackups*
Midwater
Deepwater
Ultra-Deepwater
Rigs Under Construction



~2x UDW and DW Rigs vs. Closest Peer
# of Rigs
60
50
40
30
20
10
-
51
6
45
26
3
23
24
8
16
23
5
18
19
6
13
Transocean
ESV
SDRL
NE
DO
Newbuilds
Existing Rigs

Note
* 2013 jackups are all high-specification

Source: Fleet Status Reports



III. Balanced Capital Allocation To Maximize Long-Term Shareholder Returns

Maximizing Shareholder Value Through Balanced Capital Allocation


Financial Flexibility
Shareholder Value
Return of Capital
Capital Investment

Financial Flexibility Drives Long-Term Value

Transocean

- Financial flexibility is essential in a capital-intensive and cyclical business
- Future capital requirements include:
  - Remaining litigation uncertainties
    - Progress made in reducing litigation exposure, but some uncertainty remains
  - Future return of capital
    - Goal of increasing distributions in the future
  - Disciplined, high-return investments
    - Needed to upgrade fleet to ensure long-term competitiveness

Transocean believes that the loss of financial flexibility would have a detrimental impact on long-term shareholder value

Litigation Update

Transocean

Macondo Incident

- Civil and criminal settlement agreements reached with Department of Justice comprising $1.4 billion paid over five years
  - Phase 1 of trial concluded 4/17/13; Parties to prepare and submit post-trial briefing over next 3 months
  - Phase 2 of trial scheduled to start in September 2013

Brazil – Frade Field Incident

- Preliminary injunction served on Transocean 9/27/12; lifted by Court of Appeals 11/27/12
- Criminal case against Transocean and employees dismissed by Court 3/15/13
- Vigorously pursuing final and comprehensive resolution of underlying litigation
  - Currently no restrictions on Transocean in Brazil

Norway Tax Case

- Trial commenced December 2012; decisions anticipated early 2014
- Norwegian Court overturned Arcade civil tax assessment; State filed appeal
- Believe our tax returns are materially correct as filed and continue to vigorously contest assertions to the contrary

Recent reduction in litigation exposure; however, uncertainties remain

Actions to Enhance Financial Flexibility

Transocean

- Continued resolution of outstanding litigation
- Reinstated highly attractive, but responsible, dividend
  - Allows for future increases in distributions as litigation uncertainties diminish
- Prudent investment in the fleet resulting in the following deliveries:
  - 2011 – Three high-specification floaters
  - 2012 – One premium jackup
  - 2013 – Three premium jackups
  - 2014 and beyond – Six ultra-deepwater drillships, including the Shell newbuilds
- Maintained investment grade rating through challenging period
  - Accelerated retirement of debt
- Continue to divest select non-core assets
- Maintain flexibility through renewal of company's authorized share capital
  - The Board currently has no plans to exercise this authority

Importance of Investment Grade (IG) Rating

Transocean

A downgrade would have real, adverse implications for Transocean:

- Access – non-IG market is subject to significant market dislocation in periods of instability
- More restrictive covenants for non-IG bonds
- It takes approximately three years to have an investment grade rating reinstated after a downgrade
  - Long period of limited financing options
- Increased cost of new debt financing (significant value at risk with $12.5 billion debt balance)
- Possible impact on contract and/or payment terms
- Potential consequences resulting from National Oil Companies (NOC) evaluation of financial and operational “substance” of Transocean as counterparty

Strength and resilience of Transocean’s balance sheet is reflected in its investment grade rating – in our view a downgrade would have a real, negative impact on long-term shareholder value

Access and Cost of Capital

- Continued access to low cost capital is important in a cyclical, asset-intensive industry to preserve shareholder value
- IG market is bigger and more liquid than the non-IG market
- During periods of financial crises (as recently as 2011), spreads widened significantly between IG and non-IG debt, with non-IG markets becoming inaccessible at times

Non-IG Market Can Experience Periods of Volatility, Potentially Limiting Capital Market Access



Index Spread (bps)
($ billion)
Financial Crisis
Euro Crisis
~600bps spread
~300bps spread
1,200
900
600
300
-
200
150
100
50
0
2006
2007
2008
2009
2010
2011
2012
Credit Spread
BBB- (to UST)
BB (to UST)
Non-IG Issuance Volume
Period of Crisis

Source: Bloomberg, ThomsonOne

Financial Flexibility – Downgrade Impact

Transocean

- Although there is currently significant demand for high yield credit, over the past five years there have been periods of significant market dislocation
- While the current spread between investment grade and non-investment grade is only ~54bps, it has averaged ~178bps since 2007 and has been as high as ~294bps during the Euro crisis in the summer of 2011

Illustrative Impact of Downgrade on Transocean's Share Price

Based on $12.5 billion of Total Transocean Debt [5]

	Period		
	Current	2007 - Current Avg	Euro Crisis [6]
BBB- vs BB Spread (bps)	53.5	177.6	294.3
Additional Annual Interest ($MM)	66.7	221.3	366.7
Impact on EPS ($) [7]	(0.15)	(0.49)	(0.82)
P / E Multiple (x) [8]	10.5	10.5	10.5
Impact on Share Price ($)	(1.56)	(5.18)	(8.59)
Discount to Current (%) [8]	(3.2)	(10.7)	(17.7)

Note
Refer to the end of the presentation for detailed notes

Detrimental Impact on Cost of Capital

Transocean

- Since the Icahn announcement, Transocean spreads have widened 45bps
- The widening in spreads occurred following the announcement of Mr. Icahn's stake, highlighting the credit market's concerns about his short-term focus and higher-risk proposals

Evolution of Credit Spreads


Since January 3, 2013
(bps)
240
210
180
150
120
January 13
Carl Icahn takes a 1.7% stake in Transocean and files to acquire another 3.3% stake
Spread Performance
Since Announcement of Stake
Current (bps) Change (bps) Change (%)
Transocean 2022 201 45 29%
3-Jan 11-Jan 21-Jan 29-Jan 6-Feb 14-Feb 25-Feb 5-Mar 13-Mar 21-Mar 1-Apr 19-Apr
Transocean 3.80% 10/15/2022
BBB – (to UST)

Source: Morgan Stanley, Bloomberg

Rating Agency Support For Board's Proposals

Transocean

Moody's Commentary

"[S]hould the activist shareholder proposal for a larger dividend receive…approval, a downgrade cannot be ruled out as it is unlikely that leverage targets can be achieved with this amount of cash being diverted from debt repayment and prepayment." – ***Moody's (March 13, 2013)***

"[The] proposal to prepay $1 billion in debt signals that the company is trying to balance short-term shareholder interests with longer-term financial flexibility in this highly cyclical business…[the] risk of additional shareholder-friendly actions justifies a continuation of our negative outlook." – ***Moody's (March 5, 2013)***

"At some point the offshore drilling market will enter into a cyclical downturn. A higher dividend than what is being proposed could put Transocean on the defensive and impact their ability to buy rigs and win business from weaker competitors. The question is whether the company will be the hunter or the hunted."
– ***Moody's (March 5, 2013)***

S&P Commentary

"[Transocean's] credit ratios, though improving, remain weak for the rating." – ***S&P (January 8, 2013)***

"We view the company's financial risk profile as "significant." As of Sept. 30, 2012, Transocean had about $14.8 billion of total debt, including our standard adjustments for operating leases, pension and postretirement obligations, and accrued interest." – ***S&P (December 28, 2012)***

Capital Investment

Transocean

- High-return additions of new, state-of-the-art drilling rigs are essential for the long-term competitiveness of the company
  - Represents primary source of growth and future operating income
  - A lack of investment in high-return assets would compromise the company's long-term viability
- Prefer to not add incremental capacity to market
  - Will buy existing capacity, with or without contract
  - Strong preference to build to contract
- Disciplined economic criteria (buy or build)
  - Must fit high-specification strategy
  - Economic returns must exceed cost of capital
  - Prefer significant, simple payback during initial contract period → 80% target
  - Strong, flexible balance sheet necessary if company is to act opportunistically

Return of Capital – History of Delivering
(2000 – Present)

Transocean

• GlobalSantaFe Merger	~$15 Billion*
• Cumulative Share Repurchases	~$4 Billion
• Cumulative Dividends	~$1 Billion
• Proposed Dividend	~$0.8 Billion
Total Capital Returned	*~$21 Billion*

Note
*Includes $5 billion distributed to GlobalSantaFe shareholders

Board Focused on Return of Capital

Transocean

- Proposed dividend:
  - Represents one of the industry's highest implied payout ratios and dividend yields
  - Supported by many Transocean shareholders and members of the equity research community
  - Provides basis for increased return of capital in the future, while allowing Transocean to maintain a strong and flexible balance sheet and the ability to invest to ensure competitiveness
- Although progress has been made in resolving legal uncertainties, distributing capital in excess of proposed dividend in the context of remaining uncertainties could be detrimental to long-term shareholder value

Additional returns of capital may be appropriate once litigation uncertainties diminish

Note
*Includes $5 billion distributed to GlobalSantaFe shareholders

Return of Capital – Substantial Payout

Transocean

- Transocean's recommended dividend ranks favorably when viewed as a percentage of Street consensus 2013 net income
- In our opinion, payout ratios significantly higher than this level will threaten the company's operating flexibility and investment grade credit rating – putting its long-term performance at risk



Average Dividends as % of Net Income (2010A – 2012A) (9)
(%)
100.0
80.0
60.0
40.0
20.0
-
Icahn's $4.00/share dividend as a % of Street 2013 net income
Recommended $2.24/ share dividend as a % of Street 2013 net income
48.6
31.2
23.6
19.5
15.3
4.3
3.1
86.8
Transocean Board Proposal
Offshore Drillers(10)
Offshore Construction / Services
Floating Storage, Production and Offloading Services
Large Cap Services
Land Drillers
Equipment
Transocean Icahn Proposal

Source: Capital IQ (April 19, 2013), Company Filings

Note
Refer to the end of the presentation for detailed notes

Return of Capital – Compelling Yield

Transocean

- Transocean's dividend yield of 4.6% (based on $2.24 dividend/share) ranks favorably among other offshore drilling companies and other oilfield services sectors



Indicated Dividend Yield (Average of Peer Groups) (11)
(%)
6.0
5.0
4.0
3.0
2.0
1.0
-
4.6
3.2
2.7
2.4
1.1
1.1
0.3
Transocean Board Proposal
Floating Storage, Production and Offloading Services
Offshore Drillers(10)
Offshore Construction / Services
Large Cap Services
Land Drillers
Equipment

Source: Capital IQ (April 19, 2013), Company Filings

Note
Refer to the end of the presentation for detailed notes

Transocean Total Return Performance vs. Peers

Transocean

Pre-Macondo Transocean 5- and 3-Year Total Returns


5-Year (April 21, 2005 – April 20, 2010)
(%)
100
80
60
40
20
0
84
65
79
72
65
80
73
65
86
Transocean
Pre-Macondo Offshore Proxy Peers*
Offshore Drilling Peers**
Capital IQ (4/19/13)
Capital IQ (4/23/13)
Bloomberg (4/23/13)
3-Year (April 21, 2007 – April 20, 2010)
(%)
25
20
15
10
5
0
11
7
4
4
7
4
5
7
7
Transocean
Pre-Macondo Offshore Proxy Peers*
Offshore Drilling Peers**
Capital IQ (4/19/13)
Capital IQ (4/23/13)
Bloomberg (4/23/13)

Macondo Settlement Has Been a Catalyst for Transocean

Total Return Since Macondo Settlement
(January 2, 2013 – April 19, 2013)


(%)
6
4
2
0
(2)
(4)
(6)
5
(5)
(3)
Transocean
Post-Macondo Offshore Proxy Peers***
Offshore Drilling Peers**
Capital IQ and Bloomberg (4/19/13 and 4/23/13)

Source: Capital IQ, Bloomberg. Capital IQ made a change in its methodology for the computation of total shareholder return for Transocean on April 23, 2013 following questions from Transocean representatives. The column entitled "Capital IQ (4/23/13)" reflects this update. For the sake of completeness, this chart also reflects the calculation based upon the original Capital IQ methodology under the heading "Capital IQ (4/19/13)" and total shareholder return data from Bloomberg under the heading "Bloomberg (4/23/13)"

Notes

* Peers include offshore drilling companies (that are still publicly traded today) included in 2006 to 2010 Transocean definitive proxy filings (Diamond, Ensco, Noble and Rowan)

** Broader set of offshore drilling peers include Diamond, Ensco, Noble, Rowan, Seadrill, Atwood and Hercules; Pacific Drilling included in analysis post-IPO (November 2011) only

*** Peers include offshore drilling companies included in 2011 to 2012 Transocean definitive proxy filings (Diamond, Ensco, Noble, Rowan and Seadrill)

Analysts Agree with Our Approach

Transocean

"At this point, we believe Icahn has an uphill battle heading into the shareholder vote on May 17 as we think it is undisputed that Transocean needs to high-grade its fleet, and handcuffing the company into such a high initial yield would put the company at a disadvantage" – ***Megan Repine, FBR (4/16/13)***

"We think Transocean's dividend proposal of $2.24 per share strikes a more reasonable balance between capital reinvestment in the fleet and return of capital to shareholders. If we compare Transocean's proposed payout with the rest of the industry's payouts, we think Transocean looks very reasonable." – ***Stephen Ellis, Morningstar (4/5/13)***

"We believe it is in RIG shareholders' long term interests to re-stimulate growth instead of simply paying dividends (we agree with management's proposal of a ~4% yield dividend…)." – ***Brad Handler, Jefferies (3/15/13)***

"The real risk with being downgraded is that if the sector turns, it is much more difficult to raise capital if you are a high-yield company with a constrained balance sheet." – ***Harry Mateer, Barclays Credit Research (3/7/13)***

"While a higher dividend would be nice - we agree with management's decision to focus on both a dividend and a fleet renewal." – ***Credit Suisse (3/21/13)***

"The announcement of $2.24/share dividend struck the right balance between fiscal prudence and shareholder return." – ***Mike Urban, Deutsche Bank (3/5/13)***

"A dividend of $2.24 per share…equates to a healthy dividend yield of 4%. The $4-per share dividend…is unreasonably high and could put the company's debt rating at risk with rating agencies." – ***Robert MacKenzie, FBR (3/5/13)***

"We believe the correct dividend [proposed by the Board] is reasonable and achieves goals of growth, return of capital and financial flexibility." – ***Angie Sedita, UBS (3/4/13)***

Corporate and Financing Structures

Transocean

- In the interest of maximizing long-term value, the company continuously evaluates alternative corporate and financing structures with the goal of optimizing Transocean's cost of capital
- Transocean has a proven track record of executing value-enhancing corporate and financing structures
  - Tax inversion
  - Re-domestication to Switzerland
  - Largest-ever convertible bond offering
  - Secured revolver and asset-backed financing
- All financial and structural alternatives, including an MLP or MLP-like structure, require rigorous, in-depth analysis
  - We will continue to keep Transocean's shareholders informed of our progress



IV. Independent and Experienced Board

Strong Corporate Governance and Board

Transocean

Example		Performance / Action
Board Renewal	✓	Six independent directors added in last two years
Diverse Board Experience	✓	Proven business leaders with a broad and deep range of international leadership experience in oilfield and offshore drilling services, finance, manufacturing, law, health, safety and environment, and other areas crucial to the company's business
Commitment to Return of Capital	✓	Proposed dividend yield and payout ratio exceeds peer averages
Independent Chairman	✓	Separate CEO and Chairman roles
Executive Compensation In Line with Peers	✓	Executive compensation cited as low concern for proxy advisory firms

Transocean's approach to corporate governance is to regularly infuse fresh perspectives into an experienced and knowledgeable Board that has overseen significant progress during a uniquely challenging period in the company's history

Frequent and Dynamic Board Discussions

- **Monthly Reports**
  - CEO formally reports to Board monthly providing updates on the business, key decisions, etc., offering Board an opportunity to respond and discuss
- **Board and Committee Meetings**
  - Board interactions required to be outside of US
  - Frequent Board conference calls
  - Meet quarterly, at a minimum (Audit Committee meets eight times / year)
- **Independent Directors**
  - Meet in executive session
- **Annual Self-Evaluation**
  - Effectiveness of the Board and its Committees
  - Structure and composition
  - Review of the responsibilities of the Committees
  - Frequency of Board and Committee meetings
- **Significant Board and Management Engagement**
  - Ongoing dialogue between management and Committee chairs
  - Frequent informal conference calls
  - Open communication with General Counsel

Continuous Infusion of Fresh Perspectives

Transocean

6 Board members added in last 2 years

	2010	2011	2012	2013
Joining Board Member	Steven L. Newman	Jagjeet S. Bindra Tan Ek Kia Steve Lucas	Glyn Barker Vanessa C.L. Chang Chad Deaton	**Frederico Curado**
Departing Board Member	Robert L. Long Kristian Siem John L. Whitmire	Robert E. Rose W. Richard Anderson Victor E. Grijalva Richard L. George		

Strength of Transocean Nominees

Transocean

Frederico F. Curado **President and CEO - Embraer**	• Significant senior management experience operating an international corporation • In-depth knowledge of Brazil, an important operating region for the company
Thomas W. Cason **Former Senior Vice President and Chief Financial Officer - Baker Hughes**	• Extensive professional experience in the finance area of the oilfield services industry • Significant financial acumen and experience • 14 years of oil and gas / offshore drilling experience
Steven L. Newman **President and CEO - Transocean**	• Long-time company leader, managed through Macondo • Unique perspective in industry and competitive matters • 22 years of oil and gas / offshore drilling experience
Robert M. Sprague **Former Executive - Royal Dutch/Shell**	• Significant technical knowledge and experience as a customer • Provides substantial international perspective and experience • 36 years of oil and gas / offshore drilling experience
J. Michael Talbert **Chairman of the Board - Transocean**	• Deep knowledge of the industry, customers and Transocean • Extensive senior executive experience in the energy sector • 32 years of oil and gas / offshore drilling experience



V. Icahn's Misguided Agenda

Icahn's Misguided Agenda

Transocean

We firmly believe:

- Icahn has failed to invest the appropriate time and analysis necessary to understand Transocean's business and industry
- Icahn has focused on potential short-term gains at the expense of the company's future and that of stakeholders
- Icahn has nominated Board nominees who are closely tied to him and who lack relevant industry and financial experience
- Distributing additional capital, above the $800 million Board proposal, in the context of current uncertainties would be detrimental to long-term shareholder value
  - In the future, increases in the proposed $2.24 per share distribution may be appropriate once litigation uncertainties diminish

Transocean's Board is focused on a balanced capital allocation strategy and it does not intend to take steps that will threaten the company's financial flexibility, long-term competitiveness and ability to deliver future increases in return of capital

Icahn's Misguided Agenda
Analyst Commentary

Transocean

"$4/share dividend plan would be financially feasible for the company but would significantly reduce flexibility to pursue new-build opportunities and could jeopardize RIG's investment grade credit ratings, which are important during downturns in the contract drilling sector."
– Harry Mateer, Barclays (4/17/13)

"What's galling, in our view, is the unreasonable nature of Icahn's demands, which show a poor understanding of the offshore drilling business and threatens to derail a series of balance sheet and operational improvements during the next few years that we believe will create significant long-term shareholder value....None of his proposed nominees have any offshore drilling experience, two out of three lack any oil and gas background, and all have been or are now associated with current or past Icahn entities. "
– Stephen Ellis, Morningstar (4/5/13)

"We do not agree with Mr. Icahn's proposals due to the potential impact on the longer-term competitive standing of the fleet."
– Trey Stolz, Iberia (3/18/13)

"[W]e do not rule out a USD 4/s annual dividend as possible, but timing is not today. RIG's balance sheet is too soft as we see it, with too many loose end[s] needing to be tied up. Internally (operations, fleet growth) and externally (e.g., Macondo, Frade)."
– Truls Olsen, Fearnley Securities (3/18/13)

"We believe it is in RIG shareholders' long term interests to re-stimulate growth instead of simply paying dividends (we agree with management's proposal of a ~4% yield dividend vs. more aggressive calls for a 7%+ yield)."
– Brad Handler, Jefferies (3/15/13)

Icahn's Misguided Agenda

Handpicked Nominees to Pursue Icahn's Misguided Agenda

Transocean

- We believe nominees are closely tied to Icahn through current and past associations
- In our view, Icahn's Board nominees lack industry experience and are handpicked nominees to pursue Icahn's misguided agenda
  - Two of three have no oil and gas experience
  - None have experience in the offshore drilling industry
  - Limited international exposure
  - General lack of financial and corporate structuring experience
  - Very little experience in a service-oriented industry
  - Limited experience with operator – contractor business models
  - Little exposure to complex international tax treaties and networks

Icahn's Misguided Agenda

Hand-Picked Slate that is Captive to Misguided Agenda

Transocean

John J. Lipinski

- During his contentious takeover of CVR, Icahn said that Lipinski was...
  - Trying to fool shareholders
  - A CEO with a "dismal" performance and that CVR Energy was being mismanaged
  - More interested in empire building than increasing value
- No offshore drilling experience

Samuel Merksamer

- Long-time employee of Icahn; lack of independence from Icahn that stakeholders and corporate governance experts demand
- No oil and gas operating experience and no experience in the offshore drilling industry
- Little operational experience in any industry

Jose Maria Alapont

- Limited experience as a director of a public company
- No known oil and gas experience and no offshore drilling experience
- Shareholder return performance of Federal-Mogul Corp. under his leadership was (75%)*
- Closely tied with Icahn; relationship since 2005

Notes
*Based on Capital IQ Dividend-Adjusted Total Return for the period April 23, 2008 (relisting date) to April 19, 2013

Transocean's Progress on Its Strategy

Transocean

1. **Operational Turnaround** ✓
   - Utilization improved from 58% to 79% from Q4 2010 to Q4 2012
   - Revenue efficiency has increased from 89% to 95% from Q4 2010 to Q4 2012
   - Future margin improvement opportunities identified and execution plan in place
2. **Manage Fleet of High-Quality Assets** ✓
   - Percent of high-specification assets increased 30% in last 2 years (19% increase in UDW)
   - Portfolio today more geared toward high-specification assets
3. **Progress on Litigation Uncertainties** ✓
   - Significant reduction in Macondo-related uncertainties
   - Also, Frade and Norway litigation uncertainties reduced
4. **Strengthening Balance Sheet and Increasing Financial Flexibility** ✓
   - $1.0 billion of early debt retirement to support investment grade rating (on track to achieve $7 billion to $9 billion debt target)
   - Financial flexibility allows Transocean to make necessary high-return investments for long-term success and increased future returns of capital
5. **Return of Capital to Shareholders** ✓
   - Proposed reinstatement of $2.24/share dividend ($800 million) with goal of future increases as uncertainties diminish
   - Payout ratio and dividend yield well above peer averages
6. **Assemble and Leverage Best-in-Class Management and Board** ✓
   - Addition of Esa Ikäheimonen as CFO in 2012; relevant experience as Seadrill CFO
   - Six new Board members added in the last 2 years (plus Frederico Curado this year)



VI. Appendix

Capital Investment – Shell Newbuilds

Transocean

Strategic Rationale

- Long-term (10-year) contracts for each of the four newbuilds
- Profitable growth opportunity and asset portfolio improvement
- Strategic placement of state-of-the-art unit with a major international customer
- Expands market position in ultra-deepwater

Financial Rationale

- $7.6 billion increase in backlog; long-dated
- Expect to return approximately ~$4.2 billion or 140% simple payback over the initial contract period
- Significant free cash flow contribution

Illustrative Shell Newbuild Timeline

- Four Shell newbuilds phased in over a 15-18 month period estimated to begin in Q4 2015
- Estimated rig life based on timeline illustrated below


~30 Months
60 days
10 years
25 years
Under Construction
Cust Accpt
MOB
Firm Contract
Speculative Revenues

Current and Past Board Composition

Transocean

Commitment

- Average tenure of 6.3 years across all past and present members
- Average tenure of current board is 6.5 years

Expertise

- Extensive industry knowledge in oil & gas and offshore drilling
- Current and past members include former CEOs, CFOs and Business Unit Leaders



Transocean Board Member Tenure
# of Members
12
10
8
6
4
2
0
Less Than 1 Year
2 to 5 Years
5 to 10 Years
11 to 15 Years
16+ Years

Icahn's Misguided Agenda

Why Icahn Is Really Attacking the Equity Raise

Transocean

- We believe the real reasons as to why Icahn has attacked the Board for the equity raise are because of his misguided views:

Icahn's Misguided Views	Transocean Views
Investment Grade Credit Rating Doesn't Matter	• Board authorized the equity issuance in order to ensure financial flexibility – Investment grade rating is important component of financial flexibility and access to capital • Loss of investment grade rating would have a real, negative impact on shareholder value • Icahn confusing concept that "rating doesn't matter" with "investment grade doesn't matter"
Transocean Doesn't Need to Invest Significant Capital Back in the Business	• Financial flexibility is needed in order to make disciplined, high-return investments in the fleet to ensure long-term competitiveness • Icahn dismisses the need to maintain financial flexibility and access to capital because he doesn't understand the need for investments such as Aker – Revenue efficiency for existing Aker rigs has exceeded expectations – Contract for both newbuilds have exceeded expectations as well – Based on our current outlook, we expect return on capital (above 10%) to exceed our cost of capital

Icahn's Misguided Agenda

Icahn Slate Weaknesses are Transocean Nominees' Strengths

Transocean

	Frederico F. Curado	Thomas W. Cason	Steven L. Newman	Robert M. Sprague	J. Michael Talbert
Oil and gas / offshore drilling experience	0	14	22	36	32
Number of current board seats (outside Transocean)	1	0	0	0	0
CEO / CFO experience	✓	✓	✓	•	✓
International exposure to key RIG markets	✓	✓	✓	✓	✓
Financial and corporate structure expertise	✓	✓	✓	✓	✓
Experience working in a service-oriented industry	✓	✓	✓	•	✓
Worked with operator / contractor business model	✓	✓	✓	✓	✓
International experience	✓	✓	✓	✓	✓
Independent	✓	✓	•	✓	✓

Appendix

RIG Nominee – Frederico Curado

Frederico F. Curado, President and CEO - Embraer



Frederico F. Curado has served as President and Chief Executive Officer of Embraer S.A. (NYSE: ERJ) since 2008. Mr. Curado joined Embraer in 1984 and has served in a variety of management positions during his career, including Executive Vice President, Airline Market from 1998 to 2007 and Executive Vice President, Planning and Organizational Development from 1997 to 1998. Mr. Curado is also the President of the Brazilian Chapter of the Brazil-United States Business Counsel and a member of Brazil's National Council for Industrial Development. Mr. Curado received his Bachelor of Science degree in Mechanical-Aeronautical Engineering from the Instituto Tecnólogico de Aeronáutica in Brazil, a post-graduate degree in foreign trade from the Getúlio Vargas Foundation, Brazil and an executive Masters in Business Administration from the University of São Paulo, Brazil.

The Board of Directors believes Mr. Curado's significant senior management experience operating an international corporation, including experience with Brazilian business and governmental sectors will benefit the Board's decision-making process.

Appendix
RIG Nominee – Thomas Cason



Thomas W. Cason, Former Senior Vice President and Chief Financial Officer - Baker Hughes

Thomas W. Cason has served as a director of the Company since 2007. He served as a director of GlobalSantaFe Corporation from 2001 until 2007 and of Global Marine, Inc. from 1995 to 2001. Mr. Cason owned and managed five agricultural equipment dealerships until his retirement in 2006. He served as interim President and Chief Operating Officer of Key Tronic Corporation during 1994 and 1995 and was a partner in Hiller Key Tronic Partners, L.P. Mr. Cason previously held various financial and operating positions with Baker Hughes Incorporated, including senior executive positions with Baker Hughes' Drilling Group, serving most recently as Senior Vice President and Chief Financial Officer of Baker Hughes Incorporated. Mr. Cason started his career as a public accountant with Arthur Young & Company. Mr. Cason served as a member of the Board of Directors of Mirant Corporation from 2006 until December 2010 and was chairman of its Audit Committee from 2006 until 2009. Mr. Cason received his Bachelor of Science degree in Accounting in 1970 from Louisiana State University.

Mr. Cason is an accountant with extensive professional experience in the financial services area of the oilfield services industry. Mr. Cason formerly served as chairman of the Audit Committee for GlobalSantaFe Corporation and has also previously served as chairman of the Audit Committee for the Company and remains a committee member. This overlap in experience, combined with his education, professional experience and institutional knowledge of a legacy company are assets to the Board's decision making process.

Appendix

RIG Nominee – Steven Newman

Steven L. Newman, President and Chief Executive Officer - Transocean



Steven L. Newman is President and Chief Executive Officer, and a member of the Board of the Company since 2010. Before being named as Chief Executive Officer in March 2010, Mr. Newman served as President and Chief Operating Officer from 2008 to 2009 and subsequently as President. Mr. Newman's prior senior management roles included Executive Vice President, Performance (2007 to 2008), Executive Vice President and Chief Operating Officer (2006 to 2007), Senior Vice President of Human Resources and Information Process Solutions (2006 to 2006), Senior Vice President of Human Resources, Information Process Solutions and Treasury (2005 to 2006), and Vice President of Performance and Technology (2003 to 2005). He also has served as Regional Manager for the Asia and Australia Region and in international field and operations management positions, including Project Engineer, Rig Manager, Division Manager, Region Marketing Manager and Region Operations Manager. Mr. Newman joined the Company in 1994 in the Corporate Planning Department. Mr. Newman received his Bachelor of Science degree in Petroleum Engineering in 1989 from the Colorado School of Mines and his MBA in 1992 from the Harvard University Graduate School of Business. Mr. Newman is also a member of the Society of Petroleum Engineers.

The Board of Directors believes that it is important for the Company's Chief Executive Officer to serve on the Board. The Chief Executive Officer provides a link between the Board and senior management, and the Board believes that this perspective is important in making decisions for the Company. In addition, Mr. Newman brings an industry and competitive context perspective to the Board which assists the Board in making strategic decisions.

Appendix
RIG Nominee – Robert Sprague

Robert M. Sprague, Former Executive - Royal Dutch/Shell



Robert M. Sprague has served as a director of the Company since 2004. Mr. Sprague is the retired Regional Business Director of Shell EP International BV, a position in which he served from 1997 until 2003. Mr. Sprague served as Director of Strategy & Business Services for Shell EP International BV from 1996 until 1997 and as Exploration & Production Coordinator of Shell International Petroleum BV from 1994 to 1995. Mr. Sprague joined the Royal Dutch/Shell group of companies in 1967 and served in a variety of positions in the United States and Europe during his career, including as a director of Shell Canada Limited, a publicly traded company, from 2000 to 2003. Mr. Sprague received his Bachelor of Science degree in 1966 and his Masters in Electrical Engineering degree in 1967 from Cornell University.

Mr. Sprague is an engineer by education and spent many years serving in senior management in the energy business with one of the Company's customers and thus brings a helpful perspective to the Board. In addition, most of his professional career was spent serving in the oil and gas industry outside the United States, thus bringing an important international perspective to the Board.



J. Michael Talbert, Chairman of the Board - Transocean

J. Michael Talbert has served as a director of the Company since 1994. He has served as the non-executive Chairman of the Board since 2011 and previously served as non-executive Vice Chairman of the Board from 2010 to 2011, non-executive Chairman of the Board from 2004 to 2007 and executive Chairman of the Board from 2002 to 2004. Mr. Talbert also served as Chief Executive Officer from 1994 until 2002, Chairman of the Board of Directors from 1994 until 1999, and as President from 1999 until 2001. Prior to assuming his duties with us, Mr. Talbert was President and Chief Executive Officer of Lone Star Gas Company, a natural gas distribution company and a division of Ensearch Corporation. He was a director of El Paso Corporation from 2003 to 2012, when that company was acquired by Kinder Morgan, Inc. Within the past ten years, Mr. Talbert was also a director and the chairman of TODCO. Mr. Talbert received his Bachelor of Science degree in chemical engineering in 1970 from the University of Akron and his MBA in 1975 from Loyola of the South.

Mr. Talbert holds an engineering degree and an MBA and has extensive executive experience in the energy sector including serving as a senior executive in exploration and production and as the former CEO of Transocean. As a result, he brings a valuable perspective to the Board based upon his in-depth knowledge of the Company and understanding of the business. His knowledge from the customer perspective and his knowledge of the culture of the Company are helpful in analyzing the future direction of the Company. Mr. Talbert also has relevant experience in merger and acquisition activity, including negotiating transactions as well as the integration of combined companies and boards.

Appendix
Comparable Companies

Symbol	Company
Large Cap Services	
SLB	Schlumberger
HAL	Halliburton
BHI	Baker Hughes
WFT	Weatherford
Offshore Construction / Services	
SPM	Saipem
TEC	Technip
SUBC	Subsea 7
OII	Oceaneering
Floating Storage, Production and Offloading Services	
SBMO	SBM Offshore
MODEC	MODEC
BWO	BW Offshore
Equipment	
NOV	National Oilwell Varco
CAM	Cameron International
FTI	FMC Technologies
Land Drillers	
HP	Helmerich & Payne
NBR	Nabors Industries
Offshore Drillers	
RIG	Transocean
SDRL	Seadrill
ESV	Ensco
DO	Diamond Offshore
NE	Noble
RDC	Rowan Companies
ATW	Atwood
PACD	Pacific Drilling
HERO	Hercules Offshore